UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 2, 2007
(Date of earliest event reported)
MARTEK BIOSCIENCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22354	52-1399362

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Dobbin Road Columbia, Maryland	21045	(410) 740-0081

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure
Attached hereto as Exhibit 99.1 and incorporated herein by reference are slides to be used in connection with the presentation by Martek Biosciences Corporation at the Deutsche Bank 32nd Annual Health Care Conference in Washington, D.C. Steve Dubin, CEO, will be presenting on Thursday, May 3rd at 2:30 p.m. Eastern Time. A live audio webcast of the presentation can be accessed at: http://www.corporate-ir.net/ireye/conflobby.zhtml?ticker=MATK&item_id=1527443.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits

Exhibit
Number	Description
99.1	Martek Biosciences Corporation Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2007	MARTEK BIOSCIENCES CORPORATION
	By:	/s/ David M. Feitel
David M. Feitel
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Martek Biosciences Corporation Presentation.